Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) January 28, 2000


                       Armored Storage Income Investors 2
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         California                     33-2732                 93-0930503
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(State or Other Jurisdiction          (Commission          (IRS Employer ID No.)
      of Incorporation)                File No.)


             4425 N. 24th Street, Suite 225, Phoenix, Arizona 85016
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code 602-230-1655

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

1. On January 28, 2000, the Company was notified that the McGladrey & Pullen, LLP had acquired the attest assets of the Registrant's independent auditors, Toback CPA's, P.C., and that Toback CPA's, P.C. would no longer be the auditor for the Registrant. McGladrey & Pullen, LLP was appointed as the Registrant's new auditor.

2. The auditor's reports from Toback CPA's, P.C. for the Registrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

3. The decision to engage McGladrey & Pullen, LLP was approved by the general partner of the Registrant.

4. During the Registrant's two most recent fiscal years and the subsequent interim period preceding the change, there have been no disagreements with Toback CPA's, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

5. The Registrant has requested Toback CPA's, P.C. to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. Such letter is included in an exhibit to this Form 8K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Armored Storage Income Investors 2
                                        By:  Armored Management, LLC
                                        Its: General Partner


Date 2/2/00                             By /s/ Dale D. Ulrich
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                                           Dale D. Ulrich
                                           Member